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                                                                   Exhibit 10.42

                     AMENDED AND RESTATED SECURITY AGREEMENT

     AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement"), dated as of January 31, 2003, by and among Antares Pharma, Inc., a Minnesota corporation ("Company"), and the secured parties signatory hereto and their respective endorsees, transferees and assigns (collectively, the "Secured Party"), amending and restating the Security Agreement dated as of July 12, 2002 by and among the Company, the Secured Party and the other parties named therein (the "Original Security Agreement").

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Securities Purchase Agreement, dated as of July 12, 2002 between the Company, the Secured Party and AJW Partners, LLC, AJW/New Millennium Offshore, Ltd., Pegasus Capital Partners, LLC and OTATO Limited Partnership (the "Former Secured Parties"), the Secured Party and the Former Secured Parties purchased the Company's 10% Secured Convertible Debentures (the "Old Debentures");

     WHEREAS, the Company has issued Promissory Notes (the "Xmark Fund, Ltd. Promissory Notes") to Xmark Fund, Ltd. in the aggregate principal amount of Four Hundred Fifty-seven Thousand Seven Hundred Fifty-seven and 47/100 Dollars ($457,757.47) and Promissory Notes (the "Xmark Fund, L.P. Promissory Notes" and together with the Xmark Fund, Ltd. Promissory Notes, the "Promissory Notes") to Xmark Fund, L.P. in the aggregate principal amount of One Hundred Sixty-three Thousand Two Hundred Sixty-seven and 45/100 Dollars ($163,267.45), the proceeds of which were used by the Company to repurchase the Old Debentures from the Former Secured Parties; and

     WHEREAS, in connection with the repurchase of the Old Debentures from the Former Secured Parties, each of the Former Secured Parties entered into Debenture Repurchase Agreements, dated January 24, 2003 and January 31, 2003 (the "Debenture Repurchase Agreements"), pursuant to which the Former Secured Parties released the Company from all Claims (as defined in the Debenture Repurchase Agreements), including any claims under the Original Security Agreement, and as a result, are no longer parties to the Original Security Agreement; and

     WHEREAS, pursuant to the terms of the Debenture and Warrant Purchase Agreement dated as of January 31, 2003 among the Company, Xmark Fund, Ltd, and Xmark Fund, L.P. (the "New Purchase Agreement"), Xmark Fund Ltd. and Xmark Fund, L.P. have agreed to cancel the Promissory Notes in exchange for the Company's issuance, upon the terms and conditions stated in the New Purchase Agreement, of
(i) the Company's 8% Senior Secured Convertible Debentures (the "Debentures"), having an aggregate principal amount equal to the outstanding principal and accrued but unpaid interest on the Promissory Notes and (ii) warrants to purchase an aggregate of One Million Five Hundred Thousand (1,500,000) shares of the Company's common stock, par value $.01 per share (the "Common Stock"); and

     WHEREAS, pursuant to the terms of a separate Debenture and Warrant Purchase Agreement dated as of January 31, 2003, among the Company and the Secured Party (this

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separate Debenture and Warrant Purchase Agreement, together with the New
Purchase Agreement, referred to as the "Purchase Agreements"), the Company and the Secured Party desire to cancel the Old Debentures held by the Secured Party in exchange for the Company's issuance, upon the terms and conditions stated in this Agreement, of (i) the Debentures and (ii) warrants to purchase an aggregate of 1,432,500 shares of the Company's Common Stock; and

     WHEREAS, in order to induce the Secured Party to purchase the Debentures, the Company has agreed to execute and deliver to the Secured Party this Agreement for the benefit of the Secured Party.

     NOW, THEREFORE, in consideration of these premises and the mutual representations, covenants and agreements of the Company, binding itself and its successors and assigns, the Company and the Secured Party hereby amend and restate the Original Security Agreement with all of the terms, conditions and provisions set forth in this Agreement and all of the terms, conditions and provisions of the Original Security Agreement are hereby deemed superseded, substituted and replaced by the terms, conditions and provisions of this Agreement.

     1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as "general intangibles" and "proceeds") shall have the respective meanings given such terms in Article 9 of the UCC.

        (a) "Collateral" means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

            (i) All Goods of the Company, including, without limitations, all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Company's businesses and all improvements thereto (collectively, the "Equipment"); and

            (ii)  All Inventory of the Company; and

            (iii) All of the Company's contract rights and general intangibles, including, without limitation, all partnership interests, stock or other securities, licenses, distribution and other agreements, computer software development rights, leases, franchises, customer lists, quality control procedures, grants and

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rights, goodwill, deposit accounts, and income tax refunds (collectively, the
"General Intangibles"); and

            (iv) All of the Company's intellectual property of any kind, including, without limitation, patents, patent applications, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights and engineering drawings (collectively, the "Intellectual Property"); and

            (v) All Receivables of the Company including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit; and

            (vi) The commercial tort claims of the Company set forth on Schedule D attached hereto; and

            (vii) All of the Company's documents, instruments and chattel paper, files, records, books of account, business papers, computer programs and the products and proceeds of all of the foregoing Collateral set forth in clauses
(i)-(vi) above.

        (b) "Company" shall mean, collectively, Company and all of the subsidiaries of Company, a list of which is contained in Schedule A, attached hereto.

        (c) "Obligations" means all of the Company's obligations under this Agreement, the Purchase Agreements, the Debentures and Warrants issued pursuant to the Purchase Agreements, and the Registration Rights Agreement (as defined in each of the Purchase Agreements) in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

        (d) "UCC" means the Uniform Commercial Code, as currently in effect in the State of New York.

     2. Grant of Security Interest. (i) As an inducement for the Secured Party to purchase the Debentures and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Company hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Party, a continuing first priority security interest in, a continuing first lien upon, an unqualified right to possession and disposition of and a right of set-off against, in each case to the fullest extent

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permitted by law, all of the Company's right, title and interest of whatsoever kind and nature in and to the Collateral (the "Security Interest").

        (ii) This Agreement is not intended to create a new lending relationship between the Company and the Secured Party, but is instead intended to restate, amend and supplement the terms, conditions and provisions of an existing relationship and to add additional loans to the Obligations secured by the Collateral. The provisions of this Section 2 shall be deemed to ratify the existing security interest of the Secured Party in and to the Collateral, to the extent such security interest existed prior to the date hereof, and to create a security interest in the Collateral in favor of the Secured Party, to the extent that no security interest therein existed.

        (iii) The lien granted to the Secured Party under this Agreement shall be deemed to secure the Obligations to each Secured Party, pari passu.

     3. Representations, Warranties, Covenants and Agreements of the Company. The Company represents and warrants to, and covenants and agrees with, the Secured Party as follows:

        (a) The Company has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Company of this Agreement and the filings contemplated herein have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally.

        (b) The Company represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto;

        (c) Except as set forth on Schedule C, the Company is the sole owner of the Collateral (except for licenses granted by the Company in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral, except as set forth on Schedule C. So long as this Agreement shall be in effect, the Company shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Agreement), except as set forth on Schedule C.

        (d) No part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any Collateral or the Company's use of any Collateral

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violates the rights of any third party. There has been no adverse decision to the Company's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Company's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Company, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

        (e) The Company shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party at least thirty (30) days prior to such relocation
(i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party valid, perfected and continuing first priority liens in the Collateral. The Company shall not change its jurisdiction of incorporation unless (i) the Company provides the Secured Party at least thirty (30) days prior written notice of such change, and (ii) all filings have been made under the UCC or otherwise that are required in order for the Secured Party to continue at all times following such change to have a valid, legal and perfected first priority security interest in the Collateral.

        (f) This Agreement creates in favor of the Secured Party a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral. Except for the filing of financing statements on Form UCC-1 under the UCC with the jurisdictions indicated on Schedule B, attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Company of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Company or (ii) for the perfection of or exercise by the Secured Party of its rights and remedies hereunder.

        (g) The Company authorizes the Secured Party to file one or more executed UCC financing statements on Form-1 with respect to the Security Interest for filing with any jurisdictions deemed necessary or desirable by the Secured Party to perfect its lien.

        (h) The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Company is a party or by which the Company is bound. No consent (including, without limitation, from shareholders or creditors of the Company) is required for the Company to enter into and perform its obligations hereunder.

        (i) The Company shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall terminate pursuant to
Section 11. The Company hereby agrees to defend the same against

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any and all persons. The Company shall safeguard and protect all Collateral for the account of the Secured Party. At the request of the Secured Party, the Company will sign and deliver to the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Company shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

        (j) The Company will not transfer, pledge, hypothecate, encumber, license (except for licenses granted by the Company in the ordinary course of business), sell or otherwise dispose of any of the Collateral, except as follows:

            (i) the Company may sell its fast-dissolve oral drug delivery technology known as Easy-Tec, without the prior written consent of the Secured Party; and

            (ii) the Company may, with the consent of the Secured party, which consent shall not be unreasonably withheld, pledge its Receivables as collateral for the purpose of obtaining receivable financing and pledge Equipment being purchased by the Company through equipment financing.

Secured Party agrees to execute any releases, waivers or other documentation, in a form reasonably satisfactory to the Secured Party, required to allow the Company to take any or all of the actions allowed by this Section 3(j).

        (k) The Company shall keep and preserve its Equipment, Inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

        (l) The Company shall, within three (3) business days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party's security interest therein.

        (m) The Company will obtain and deliver to the Secured Party such instruments as may be reasonably requested by the Secured Party pursuant to which any person with an interest in any real estate upon which any part of all of the tangible Collateral is now or may hereafter be located consents to the security interest granted herein, disclaims any interest in the tangible Collateral as fixtures, waives in favor of the Secured Party all right to levy upon the Collateral for rent due or to become due from the Company, and authorizes the Secured Party (and its designees) to enter upon any premises of the Company at any time and to remove the Collateral.

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            (n) The Company, at its own cost and expense, will insure the
Collateral in the name of the Secured Party against loss or damage by fire, theft, burglary, pilferage, bodily injury and such other risks as the Secured Party may require in such amounts at least equal to the replacement value of tangible Collateral. All such policies shall (a) name the Secured Party as an additional loss payee as to any casualty insurance and provide that no claim for loss or damage may be settled, adjusted or comprised without the prior written consent of the Secured Party, and (b) name the Secured Party as an "additional insured" as to any liability insurance. All such policies shall further provide for thirty (30) days' minimum written notice of modification or cancellation to the Secured Party, together with duplicate premium notices to the Secured Party, and the Company shall deliver to the Secured Party the original or duplicate policies, or certificates or other evidence satisfactory to the Secured Party, of compliance with the foregoing insurance provisions. The Company assumes all responsibility and liability arising from the use of the Collateral, either for negligence or otherwise, by whomsoever used, employed or operated, and will defend, indemnify and save the Secured Party (and its respective officers, directors, employees, and agents) harmless from any and all claim, loss or damage to persons or property caused by the Collateral or by its use and operation. The Secured Party may, but shall not be obligated, to pay any premium with respect to any such insurance which the Company shall fail to timely pay, which payment (together with any other payments made by the Secured Party to defend, protect or preserve the Collateral) shall be added to the Obligations due and owing to the Secured Party.

            (o) The Company shall promptly execute and deliver to the Secured Party, upon demand, such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral including, without limitation, the execution and delivery of separate security agreements or assignments with respect to any of the Intellectual Property (any of the foregoing being referred to as an "Intellectual Property Security Agreement") in which the Secured Party has been granted a security interest hereunder, substantially in a form reasonably acceptable to the Secured Party, which Intellectual Property Security Agreement, other than as stated herein, shall be subject to all of the terms and conditions hereof.

            (p) The Company shall permit the Secured Party and its representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Party from time to time.

            (q) The Company will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

            (r) The Company shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

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            (s) All information heretofore, herein or hereafter supplied to the
Secured Party by or on behalf of the Company with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

            (t) Schedule A attached hereto contains a list of all of the subsidiaries of Company.

         4. Defaults. The following events shall be "Events of Default":

            (a) The occurrence of an Event of Default (as defined in the Debentures) under the Debentures;

            (b) Any representation or warranty of the Company in this Agreement or in the Intellectual Property Security Agreement shall prove to have been incorrect in any material respect when made;

            (c) The failure by the Company to observe or perform any of its obligations hereunder for ten (10) days after receipt by the Company of notice of such failure from the Secured Party; and

            (d) The security interests granted herein do not constitute, for any reason, a first priority security interest in the Collateral.

         5. Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, the Company shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Debentures or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party for application to the satisfaction of the Obligations.

         6. Rights and Remedies Upon Default. Upon occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Debentures, and the Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, the Secured Party shall have the following rights and powers (all such rights and powers being cumulative and not exclusive, and exercisable in any order or in any combination at the discretion of the Secured Party):

            (a) The Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Company shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Company's premises or elsewhere, and make available to the Secured Party, without rent, all of the Company's respective premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

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            (b) The Secured Party shall have the right to operate the business of the Company using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Company or right of redemption of the Company, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Company, which are hereby waived and released. If any of the Collateral is sold by the Secured Party upon credit or for future delivery, the Secured Party shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Secured Party may resell such Collateral.

            (c) The Secured Party may institute proceedings to collect all Obligations from the Company or anyone else who may be responsible for the payment of any Obligations.

            (d) The Secured Party may appropriate, set off and apply for the payment of any or all of the Obligations, any and all balances, sums, property, claims, credits, deposits, accounts, reserves, collections, drafts, notes, or other items or proceeds of the Collateral in or coming into the possession of the Secured Party or its agents and belonging or owing to the Company, without notice to the Company, and in such manner as the Secured Party may in its sole discretion determine.

            (e) The Secured Party may collect accounts receivable and any other sums owing to the Company directly, or through an agent or designee, or in the name of the Company.

         7. Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations (such proceeds being applied first to accrued but unpaid interest on the Obligations, and second to unpaid principal on the Obligations), and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Company any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Company will be liable for the deficiency, together with interest thereon, at the rate of 12% per annum (the "Default Rate"), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.

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     8.  Costs and Expenses. The Company agrees to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Company shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Company will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Debentures. Until so paid, any fees payable hereunder shall be added to the principal amount of the Debentures and shall bear interest at the Default Rate.

     9. Responsibility for Collateral. The Company assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Company hereunder or under the Debentures shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. Under no circumstances whatsoever shall the Secured Party be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral, of any nature or kind whatsoever, or any matter or proceedings arising out of or relating thereto. The Secured Party shall not be required to take any action of any kind to collect or protect any interest in the Collateral, including but not limited to any action necessary to preserve its, or the Company's rights against prior parties to any of the Collateral. The Secured Party shall not be liable or responsible in any way for the safekeeping, care or custody of any of the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act or default of any agent of the Secured Party or the Company, or of any carrier, forwarding agency or other person whomsoever, or for the collection of any proceeds, but the same shall be at the Company's sole risk at all times.

     10. Security Interest Absolute. All rights of the Secured Party and all Obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Debentures or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Company expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, the Company's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Company waives all right to require the Secured Party to proceed against any other person or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

         11. Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Debentures have been made in full and/or the Debentures have been fully converted and all other Obligations have been paid or discharged and all amounts payable by the Company under the Warrants issued to the Secured Party of even date herewith and the Registration Rights Agreement of even date herewith have been satisfied. Upon such termination, the Secured Party, at the request and at the expense of the Company, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

         12. Power of Attorney; Further Assurances.

             (a) The Company authorizes the Secured Party, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Company's true and lawful attorney-in-fact, with power, in its own name or in the name of the Company, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party;
(ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Party, and at the Company's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, the Debentures and the Warrants, all as fully and effectually as the Company might or could do (including, without limitation, to execute immediately upon demand of the Secured Party any assignments of registered patents, trademarks or other intellectual property for purposes of recording the same in the applicable filing offices).; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

             (b) On a continuing basis, the Company will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule B, attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all the Collateral.

             (c) The Company hereby irrevocably appoints the Secured Party as the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Company where permitted by law.

         13. Notices. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof,
(iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

         If to the Company:          Antares Pharma, Inc.
                                     704 Eagleview Boulevard
                                     Suite 414
                                     Exton, Pennsylvania 19342
                                     Attention: Roger G. Harrison, Ph.D.
                                     Facsimile: 610-458-0756

         With copies to:             Leonard, Street and Deinard, P.A.
                                     150 South Fifth Street
                                     Suite 2300
                                     Minneapolis, Minnesota 55402
                                     Attention: Morris M. Sherman, Esq.
                                     Facsimile: 612-335-1561

         If to the Secured Party:    to the address set forth immediately
                                     below such Secured Party's name on the
                                     signature pages attached hereto.

                            With copies to:

                            Lowenstein Sandler PC
                            65 Livingston Avenue
                            Roseland, New Jersey 07068
                            Attention: Robert G. Minion, Esq.
                            Facsimile: 973-597-2400


         14. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party's rights and remedies hereunder.

         15. Miscellaneous.

             (a) No course of dealing between the Company and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Debentures shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

             (b) All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Debentures or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

             (c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

             (d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

             (e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

             (f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

             (g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

             (h) This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any New York State or United States Federal court sitting in Manhattan county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

             (i) EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRAIL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF A LITIGATION

PROCEEDING, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

             (j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

ANTARES PHARMA, INC.                      XMARK FUND, L.P.
                                          By:


/s/ Lawrence M. Christian                 By:   /s/ David C. Cavalier
-----------------------------------          -----------------------------------
Lawrence M. Christian                           David C. Cavalier
Chief Financial Officer                         Chief Operating Officer

                                          ADDRESS: 152 West 57th Street
                                                   21st Floor
                                                   New York, NY 10019
                                                   Facsimile: (212) 247-1329
                                                   Telephone: (212) 247-8200


                                          XMARK FUND, LTD.

                                          By:   /s/ David C. Cavalier
                                             -----------------------------------
                                                David C. Cavalier
                                                Chief Operating Officer

                                          ADDRESS: 152 West 57th Street
                                                   21st Floor
                                                   New York, NY 10019
                                                   Facsimile: (212) 247-1329
                                                   Telephone: (212) 247-8200


                                          SDS MERCHANT FUND, LP
                                          By:  SDS Capital Partners, LLC,
                                               its General Partner

                                          By:   /s/ Steve Derby
                                             -----------------------------------
                                                Steve Derby
                                                Managing Member

                                          ADDRESS: c/o SDS Capital Partners, LLC
                                                   53 Forest Avenue, Suite 203
                                                   Old Greenwich, CT 06780
                                                   Facsimile: (203) 967-5851
                                                   Telephone: (203) 247-5850